Van Eck VIP Trust

Supplement dated August 14, 2014 (“Supplement”)
to the Prospectuses of Van Eck VIP Multi-Manager Alternatives Fund

dated May 1, 2014

This Supplement updates certain information contained in the above-dated Prospectuses for Van Eck VIP Trust (the “Trust”) regarding the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectuses for the Fund are supplemented as follows:

1.	The section of each Prospectus entitled “Principal Investment Strategies – Event-Driven Strategies” is supplemented by:

a.	Replacing the first sentence of such section with the following:

Event-driven strategies seek to benefit from events that disrupt price relationships across securities. These events include corporate events, such as mergers, acquisitions and spin-offs, and other events, such as macroeconomic shocks and index re-balances; and

b.	Adding the following as the second type of strategy described in such section:

Index Arbitrage: An index arbitrage strategy seeks to exploit the potential mispricing of securities as between the underlying holdings of an index and the financial products that seek to track such index.

2.	The section of each Prospectus entitled “How The Fund Is Managed - Management of the Fund- Sub-Advisers” is supplemented by:

a.	Removing the references to and the information for Dix Hills Partners, LLC;

b.	Removing the references to and the information for Millrace Asset Group, Inc.; and

c.	Adding the following immediately after the information for Horizon Asset Management LLC on the top of page 22:

Hunting Hill Global Capital, LLC (“Hunting Hill”), 420 Lexington Avenue, New York, NY 10112, has been registered with the SEC since September of 2013. Hunting Hill is an investment adviser for the Fund, as well as other pooled investment vehicles and separate accounts. With respect to the Fund, Hunting Hill employs a global event driven strategy. As of June 30, 2014, Hunting Hill’s assets under management were approximately $150 million.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

Van Eck VIP Trust

Supplement dated August 14, 2014 (“Supplement”)
to the Statement of Additional Information (“SAI”) of Van Eck VIP Multi-Manager Alternatives Fund

dated May 1, 2014

This Supplement updates certain information contained in the above-dated SAI for Van Eck VIP Trust (the “Trust”) regarding the Van Eck VIP Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectues and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The section of the Fund’s SAI entitled “Investment Advisory Services” is supplemented by:

a.	removing the references to and information for Dix Hills Partners, LLC;

b.	removing the references to and information for Millrace Asset Group, Inc.;

c.	adding “Hunting Hill Global Capital, LLC (“Hunting Hill”),” immediately after “Horizon Asset Management LLC (“Horizon”),” in the 3rd paragraph of the section; and

d.	adding the following immediately below the information for Horizon in the chart at the top of page 23:

Hunting Hill	Adam Guren, Managing Member Curt Brockelman, Member

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE